SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  July 16, 1999




                               SEMCO Energy, Inc.
             (Exact name of registrant as specified in its charter)



   Michigan                           0-8503                     38-2144267
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



405 Water Street, Port Huron, Michigan                              48060
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code               810-987-2200

Item 5.  Other Events.

     On July 15, 1999, the Company agreed to acquire ENSTAR Natural Gas Company and Alaska Pipeline Company (together known as ENSTAR) from Ocean Energy, Inc. for approximately $290 million. At the completion of the transaction, the Company will be reorganized so that ENSTAR and SEMCO Energy Gas Company will be divisions of the Company. See exhibits hereto.

Item 7.(c)     Exhibits.
      2 Purchase and Sale Agreement dated as of July 15, 1999, between Ocean Energy, Inc. and SEMCO Energy, Inc.
     99.1      Press Release issued July 15, 1999.
     99.2      Acquisition Overview dated July 16, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO Energy, Inc.
                                                    (Registrant)



Dated:  July 16, 1999                   By: /s/William L. Johnson
                                            William L. Johnson
                                            Chairman, President and C.E.O.

                                 EXHIBIT INDEX
                                   Form 8-K
                                 July 16, 1999



                                                                 Filed
                                                          --------------------
Exhibit                                                                  By
  No.               Description                           Herewith    Reference
--------            -----------                           --------    ---------

 2        Purchase and Sale Agreement dated as of
          July 15, 1999, between Ocean Energy, Inc.
          and SEMCO Energy, Inc.                              x
99.1      Press Release issued July 15, 1999.                 x
99.2      Acquisition Overview dated July 16, 1999.           x